EXHIBIT10.1

THIRD AMENDMENT TO LOAN AGREEMENT

This Third Amendment to Loan Agreement (the “Amendment”) dated effective December 1, 2021 (the “Effective Date”), is entered into by and between NUVERRA ENVIRONMENTAL SOLUTIONS, INC., a Delaware corporation (“Borrower”), and FIRST INTERNATIONAL BANK & TRUST, a North Dakota banking corporation (together with its successors and assigns, “Lender”).

RECITALS

A.Borrower and Lender are parties to that certain Loan Agreement dated November 16, 2020, amended by that certain First Amendment to Loan Agreement dated January 25, 2021, and further amended by that certain Second Amendment to Loan Agreement dated August 19, 2021 (collectively the “Loan Agreement”) related to the following loans from Lender to Borrower: (i) a real estate term loan (the “CRE Loan”) in the original principal amount of Ten Million and 00/100 Dollars ($10,000,000.00); (ii) an equipment term loan (the “Equipment Loan”) in the original principal amount of Thirteen Million and 00/100 Dollars ($13,000,000.00); (iii) an operating line of credit (the “Operating LOC Loan”) in the original principal amount of Five Million and 00/100 Dollars ($5,000,000.00); (iv) a letter of credit loan (the “Letter of Credit Loan”) in the original principal amount of Five Million Three Hundred Forty Nine and 00/100 Dollars ($5,349,000.00) to enable Borrower to secure performance obligations to third parties; and (v) a letter of credit loan (the “Letter of Credit Loan- Insurance”) in the original principal amount of Five Million One Hundred Sixty Six and 00/100 Dollars ($531,166.00) to enable Borrower to join an insurance captive, items (i) through (v) collectively being the “Loan”.
B.The obligations of Borrower under the Loan Agreement and the Loan are memorialized by corresponding promissory notes (each a “Promissory Note” and collectively the “Promissory Notes”).

C.The Loan Agreement, the Loan and the Promissory Notes are secured by the Collateral as defined in the Loan Agreement and a Security Agreement by Borrower in favor of Lender dated November 16, 2020 (the “Security Agreement”).

D.The Loan Agreement, the Loan and the Promissory Notes are unconditionally and absolutely guaranteed by the certain affiliated parties of Borrower (each a “Guarantor” and collectively the “Guarantors”) pursuant to the terms and conditions of the Guaranty dated November 16, 2020 (the “Guaranty”).

E.The Maturity Date of the Promissory Note related to the Operating LOC Loan is November 14, 2021. Borrower has requested Lender to extend the Maturity Date to June 1, 2022.

F.The Maturity Date of the Promissory Note related to the Letter of Credit Loan is November 19, 2021. Borrower has requested Lender to extend the Maturity Date to November 18, 2022.

G.Borrower has requested Lender to release $1,292,088.79 of equipment auction sales proceeds currently held in Borrower DDA 101521756 (the “Reserve Account”), such amount to be used by Borrower solely for costs and expenses related to the expansion of Borrower’s landfill in Arnegard, North Dakota.

H.Lender has agreed to the requests outlined in Recitals E, F and G above, provided Borrower and Guarantors execute this Amendment and the documents referenced herein.

NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment, Lender and Borrower expressly agree as follows:

Article 1
Amended and Restated Promissory Notes; Amendments to Loan Agreement and Security Agreement and Release of Auction Sale Proceeds

1.1 Incorporation of Recitals. The foregoing Recitals are true and accurate statements of fact and are incorporated into the Loan Agreement herein by reference.

1.2     Amended and Restated and Restated Promissory Notes for Operating LOC Loan and Letter of Credit Loan. In order to memorialize the extension of the Maturity Date of the Promissory Notes related to the Operating LOC Loan to June 1, 2022 and the Letter of Credit Loan to November 18, 2022, Borrower shall, simultaneously with the execution of this Amendment, execute and deliver to Lender the Amended and Restated Promissory Notes in form and content similar to Exhibit A and Exhibit B attached hereto.

1.3 Amendment to Definitions in Loan Agreement and Security Agreement. The definition of “Note” in the Loan Agreement and the definition of “Loan Documents” in the Security Agreement are each hereby amended to include the Amended and Restated Promissory Notes identified in Section 1. 2 above.

1.4 Release of Auction Proceeds from Reserve Account. Upon Lender’s receipt of (a) mechanics’ lien waivers in form and with content acceptable to Lender, (b) approval of the release by the Federal Reserve, and (c) any other documents or information required by Lender, then Lender shall release to Borrower (or for Borrower’s benefit) up to $1,292,088.79 of equipment sales proceeds currently held in Borrower DDA 101521756. The released funds may only be used for costs and expenses directly related to the expansion of Borrower’s landfill in Arnegard, North Dakota (the “Approved Costs”). To the extent released by Lender, Borrower shall immediately disburse the funds directly to contractors for the Approved Costs. Lender reserves the right to disburse the Approved Costs directly to such contractors.

Article 2
Representations and Warranties

Borrower, for itself, and behalf of Guarantors, represents and warrants to Lender as follows:
2.1    No Litigation. There are no lawsuits or other similar legal action pending or threatened against Borrower or Guarantors, which, if adversely determined, would have a material adverse effect on the condition (financial or otherwise), business, properties or assets of Borrower and Guarantors taken as a whole.

2.2    Authority and Validity. Borrower and each Guarantor has the power and are authorized to enter into and perform this Amendment. Borrower has complied with all laws, statutes and ordinances of all federal, state and local governmental entities having jurisdiction over it. Borrower represents and warrants that this Amendment is a legal, valid and binding agreement, enforceable in accordance with its terms and will be binding upon Borrower.

Article 3
Miscellaneous

3.1    Incorporation of Terms. The terms of this Amendment (together with the attached three (3) page Acknowledgement and Agreement of Guarantors) are expressly incorporated into the Loan Agreement as if set forth in full therein. Except as expressly amended by this Amendment, the Loan Agreement and the Promissory Notes (which shall as of the Effective Date include the Amended and Restated Promissory Note (Operating LOC Loan) and the Amended and Restated Promissory Note (Letter of Credit Loan)) will remain in full force and effect in accordance with their original terms, not subject to any defense, counterclaim or right of set-off.

3.2    Conflicts. In the event of a conflict between the terms and conditions of this Amendment and the Loan Agreement, the terms and conditions of this Amendment will take precedence.

3.3    No Commitment. Except to the limited extent specifically set forth in this Agreement, Lender has not committed or agreed to restructure any indebtedness of Borrower. Lender has no obligation to make any future loans to Borrower.

3.4    No Waiver; Cumulative Remedies. No failure or delay on the part of Lender in exercising any right, power or remedy under this Amendment or any instrument or document referenced herein will operate as a waiver thereof; nor will any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy in favor of Lender.

3.5    Costs and Attorneys’ Fees. Borrower agrees to pay all expenses, including appraisal fees, legal expenses, and attorneys’ fees incurred by Lender in preparing this Amendment and any related documents and enforcing the obligations and provisions of this Amendment.

3.6    Amendments. No amendment, modification, termination, or waiver of any provision of this Amendment will be effective unless it is in writing and signed by Lender, and then such waiver or consent will be effective only in the specific instance and for the specific purpose for which given.

3.7    Time of the Essence. Time is of the essence in the performance of the obligations under this Amendment.

3.8    Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

3.9    Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder.

3.10    Presumptions. Borrower agrees that in the event that any dispute arises in the interpretation or construction of this Amendment, no presumption will arise in favor of any party based on drafting of this Amendment.

3.11    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been duly executed and delivered by the undersigned officers of Borrower. The words “executed,” signed,” “signature,” and words of like import as used above and elsewhere in this Amendment may include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif”, or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, may be signed in one or more counterparts, each of which will be deemed to be an original and all of which will constitute one and the same instrument.

3.12    Acknowledgement and Agreement by Guarantors. The Acknowledgement and Agreement by Guarantors attached hereto shall constitute a part of this Amendment.

(signature page follows)

Signature Page to Third Amendment to Loan Agreement

LENDER:
FIRST INTERNATIONAL BANK & TRUST
a North Dakota banking corporation

By: /s/ Drew Flaagan
Drew Flaagan
Its: Vice President

BORROWER:
NUVERRA ENVIRONMENTAL SOLUTIONS, INC.
a Delaware corporation
By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: Chief Executive Officer

ACKNOWLEDGEMENT AND AGREEMENT BY GUARANTORS
(page 1 of 3)

Each Guarantor below acknowledges and agrees the Guaranty referenced in the attached Third Amendment to Loan Agreement (the “Amendment”) is in full force and effect and is not subject to any defenses or claims of setoff. Further, each Guarantor consents to the terms, provisions and conditions of the Amendment, as well as any agreements and documents signed in conjunction with the Amendment. Each Guarantor specifically states and agrees the Guaranty covers all obligations of Borrower under the Amendment.

GUARANTORS:

BADLANDS POWER FUELS, LLC,
a Delaware limited liability company
By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: Chief Executive Officer

BADLANDS POWER FUELS, LLC,
a North Dakota limited liability company
By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: Chief Executive Officer

LANDTECH ENTERPRISES, L.L.C.,
a North Dakota limited liability company
By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: Chief Executive Officer

IDEAL OILFIELD DISPOSAL, LLC,
a North Dakota limited liability company
By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: Chief Executive Officer

NUVERRA OHIO DISPOSAL LLC,
a Delaware limited liability company
By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: Chief Executive Officer

ACKNOWLEDGEMENT AND AGREEMENT BY GUARANTORS
(page 2 of 3)

Each Guarantor below acknowledges and agrees the Guaranty referenced in the attached Third Amendment to Loan Agreement (the “Amendment”) is in full force and effect and is not subject to any defenses or claims of setoff. Further, each Guarantor consents to the terms, provisions and conditions of the Amendment, as well as any agreements and documents signed in conjunction with the Amendment. Each Guarantor specifically states and agrees the Guaranty covers all obligations of Borrower under the Amendment.

GUARANTORS:

HECKMANN WATER RESOURCES CORPORATION,
a Texas corporation
By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: Chief Executive Officer

HECKMANN WATER RESOURCES (CVR), INC.,
a Texas corporation
By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: Chief Executive Officer

CLEARWATER THREE LLC,
an Ohio limited liability company

By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: Chief Executive Officer

CLEARWATER FIVE LLC,
an Ohio limited liability company

By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: Chief Executive Officer

CLEARWATER SOLUTIONS LLC,
an Ohio limited liability company

By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: Chief Executive Officer

ACKNOWLEDGEMENT AND AGREEMENT BY GUARANTORS
(page 3 of 3)

Each Guarantor below acknowledges and agrees the Guaranty referenced in the attached Third Amendment to Loan Agreement (the “Amendment”) is in full force and effect and is not subject to any defenses or claims of setoff. Further, each Guarantor consents to the terms, provisions and conditions of the Amendment, as well as any agreements and documents signed in conjunction with the Amendment. Each Guarantor specifically states and agrees the Guaranty covers all obligations of Borrower under the Amendment.

NUVERRA TOTAL SOLUTIONS LLC,
a Delaware limited company
By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: Chief Executive Officer

1906 WELL SERVICES, LLC,
an Ohio limited liability company
By: /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its: Chief Executive Officer